TAX-FREE FUND OF COLORADO

Supplement to the Statement of Additional Information
dated April 30, 2010

The following is added to the material under “Exchange Privilege”:

Same-Fund Exchange Privilege:  In addition, you can exchange Class A Shares of the Fund for Class Y Shares of the Fund, if you are eligible to purchase Class Y Shares and they are offered in your state.  Such exchange will be effected at the net asset value of the respective classes on the date of the exchange.  It is not expected that such exchange will result in a capital gain or loss for Federal income tax purposes.  Such an exchange is not subject to the Fund’s policies regarding excessive or frequent trading.

The date of this supplement is
December 21, 2010